Stock-Based Compensation	12 Months Ended
Apr. 30, 2011
Stock-based Compensation [Abstract]
STOCK-BASED COMPENSATION
12. STOCK-BASED COMPENSATION
Under our 2004 Omnibus Compensation Plan, we can grant stock-based incentive awards for a total of 7,433,000 shares of common stock to eligible employees until July 22, 2014. As of April 30, 2011, awards for 4,265,000 shares remain available for issuance under the Plan. Shares delivered to employees are limited by the Plan to shares that we purchase for this purpose. No new shares may be issued.
The following table presents information about stock options and SSARs granted under the Plan as of April 30, 2011, and for the year then ended:

			Weighted
	Number of	Weighted	Average
	Underlying	Average	Remaining
	Shares	Exercise Price	Contractual	Aggregate
	(in thousands)	per Award	Term (years)	Intrinsic Value
Outstanding at May 1, 2010	4,051	$41.31
Granted	415	61.24
Exercised	(738)	30.26
Forfeited or expired	(22)	49.52

Outstanding at April 30, 2011	3,706	$45.69	5.0	$97

Exercisable at April 30, 2011	2,470	$41.77	3.6	$74
The total intrinsic value of options and SSARs exercised during 2009, 2010, and 2011 was $17, $18, and $25, respectively.
We grant stock options and SSARs at an exercise price of not less than the fair value of the underlying stock on the grant date. Stock options and SSARs granted under the Plan become exercisable after three years from the first day of the fiscal year of grant and expire seven years after that date. The grant-date fair values of these awards granted during 2009, 2010, and 2011 were $11.24, $9.42, and $12.66 per award, respectively. Fair values were estimated using the Black-Scholes pricing model with the following assumptions:

	2009	2010	2011
Risk-free interest rate	3.5%	3.0%	2.1%
Expected volatility	18.1%	22.6%	23.7%
Expected dividend yield	1.8%	1.9%	1.9%
Expected life (years)	6	6	6
We also grant restricted stock units (RSUs), deferred stock units (DSUs), and shares of restricted stock under the Plan. Approximately 82,000 shares underlying these awards, with a weighted-average remaining restriction period of 1.8 years, were outstanding at April 30, 2011. The following table summarizes the changes in outstanding RSUs, DSUs, and restricted stock during 2011:

	Number of
	Underlying Shares	Weighted Average
	(in thousands)	Fair Value at Grant Date
Outstanding at May 1, 2010	176	$50.59
Granted	28	61.14
Vested	(122)	51.21

Outstanding at April 30, 2011	82	$53.28

The total fair value of RSUs, DSUs, and restricted stock vested during 2009, 2010, and 2011 was $3, $2, and $9, respectively.
As previously announced, we paid a special cash dividend of $1.00 per share on Class A and Class B common stock in December 2010. According to the terms of the Plan, we adjusted the exercise price and number of stock options, SSARs and RSUs outstanding on the ex-distribution date in order to avoid the reduction in value of those awards that would otherwise have occurred as a result of the special dividend. The number of awards, exercise price per award, and grant-date fair value per award presented above reflect these adjustments.
The accompanying consolidated statements of operations reflect compensation expense related to stock-based incentive awards on a pre-tax basis of $7 in 2009, $8 in 2010, and $9 in 2011, partially offset by deferred income tax benefits of $3 in 2009, $3 in 2010, and $4 in 2011. As of April 30, 2011, there was $9 of total unrecognized compensation cost related to non-vested stock-based compensation. That cost is expected to be recognized over a weighted-average period of 2.0 years.